EXHIBIT 99.2
INVESTOR SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2008
Share Repurchase Program
During the twelve months ended December 31, 2008, the Company repurchased 10,000,000 shares of its common stock in the open market at an average price of $46.15 per share. As of December 31, 2008, the Company had completed the purchases of all authorized shares under its $500 million share repurchase program, which was approved by the Board of Directors in the fourth quarter of 2007.
Acquisitions
During the fourth quarter of 2008, the Company completed one add-on acquisition in the Fluid Management segment totaling $3.9 million. During 2008, Dover made a total of four add-on acquisitions, totaling $103.8 million, net of cash acquired.
Divestitures
During the fourth quarter of 2008, the Company completed the sale of a line of business resulting in a $7.5 million gain recorded in the Electronic Technologies segment. There was no tax expense recorded in connection with this disposition.
In addition, during the fourth quarter of 2008, the Company reached final settlement on certain Federal tax matters related to businesses previously discontinued and sold, which increased tax expense by approximately $15.0 million. The Company also recognized certain state tax assessments related to previously sold discontinued operations consistent with Financial Accounting Standards Board Interpretation No. 48, resulting in additional tax expense of approximately $13.0 million, net of Federal benefit. Finally, the Company increased its loss provision for the anticipated sale of a discontinued operation by an additional $21.0 million, for which no tax benefit was recognized.
For the year ended December 31, 2008, in addition to the tax adjustments described above, the Company recorded adjustments to the carrying value of discontinued operations resulting in a net after-tax loss of approximately $74.0 million, and recorded net losses from operations of approximately $2.0 million. At year end 2008, one business remains held for sale in discontinued operations.
Growth Factors

	2008
Revenue Growth	Q1	Q2	Q3	Q4	FY 08
Organic	2.7%	5.4%	2.8%	-5.7%	1.2%
Net Acquisitions (A)	1.1%	1.3%	0.8%	0.4%	0.8%
Currency translation	3.2%	3.5%	1.8%	-3.0%	1.4%

	7.0%	10.2%	5.4%	-8.3%	3.4%

(A)	Acquisition Growth before the disposition of a line of business was 1.8%, 2.0%, 1.7%, 1.2% and 1.7% in each period, respectively.

Cash Flow
The following table is a reconciliation of free cash flow (a non-GAAP measure) with cash flows from operating activities.

	Three Months Ended December 31,		Years Ended December 31,
Free Cash Flow (in thousands)	2008	2007	2008	2007
Cash flow provided by operating activities	$270,353	$370,350	$1,010,416	$927,693
Less: Capital expenditures	42,476	43,842	175,795	173,653

Free cash flow	$227,877	$326,508	$834,621	$754,040

Free cash flow as a percentage of revenue	13.2%	17.3%	11.0%	10.3%

Free cash flow as a percentage of earnings from continuing operations			120.1%	112.6%

The full year increase in free cash flow reflects higher earnings from continuing operations before depreciation and amortization and lower tax payments in 2008. In addition, Adjusted Working Capital (a non-GAAP measure calculated as accounts receivable, plus inventory, less accounts payable) decreased from the prior year end by $86.0 million, or 6% to $1,275.9 million which reflected a decrease in receivables of $91.0 million, a decrease in inventory of $37.8 million and a decrease in accounts payable of $42.8 million. Excluding acquisitions, dispositions and the effects of foreign exchange translation, Adjusted Working Capital would have decreased by $56.3 million, or 4%. “Average Annual Adjusted Working Capital” as a percentage of revenue (a non-GAAP measure calculated as the five-quarter average balance of accounts receivable, plus inventory, less accounts payable divided by the trailing twelve months of revenue) decreased to 18.3% at December 31, 2008 from 18.9% at December 31, 2007 and inventory turns were 7.1 at December 31, 2008 compared to 6.7 at December 31, 2007.
Capitalization
The following table provides a summary reconciliation of total debt and net debt to total capitalization to the most directly comparable GAAP measures:

	At December 31,	At December 31,
Net Debt to Total Capitalization Ratio (in thousands)	2008	2007
Current maturities of long-term debt	$32,194	$33,175
Commercial paper and other short-term debt	192,750	605,474
Long-term debt	1,860,729	1,452,003

Total debt	2,085,673	2,090,652
Less: Cash, cash equivalents and short-term investments	826,869	606,105

Net debt	1,258,804	1,484,547
Add: Stockholders’ equity	3,792,866	3,946,173

Total capitalization	$5,051,670	$5,430,720

Net debt to total capitalization	24.9%	27.3%

Net debt at December 31, 2008 decreased $225.7 million as a result of cash generated from operations. The increase in long-term debt was used primarily to fund acquisitions, decrease short-term debt and repurchase shares in excess of the Company’s available free cash flow. The decrease in net debt to total capitalization, after $462 million of open market share repurchases, reflects strong free cash flow and net proceeds from dispositions of $93 million.
Tax Rate
The effective tax rate for continuing operations for the fourth quarter of 2008 was 21.4%, compared to the prior year rate of 24.6%. The 2008 rate was favorably impacted by benefits recognized for tax positions that were effectively settled. In addition, the fourth quarter of 2008 had more non-U.S. earnings in low-taxed overseas jurisdictions when compared to the prior year quarter. The effective tax rate for continuing operations for each of the twelve month periods ended December 31, 2008 and 2007 was 26.6%.

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share data)

	Three Months Ended December 31		Twelve Months Ended December 31
	2008	2007	2008	2007
Revenue	$1,726,648	$1,883,588	$7,568,888	$7,317,270
Cost of goods and services	1,120,148	1,207,494	4,838,881	4,697,768

Gross profit	606,500	676,094	2,730,007	2,619,502
Selling and administrative expenses	375,378	419,613	1,700,677	1,614,005

Operating earnings	231,122	256,481	1,029,330	1,005,497
Interest expense, net	19,293	22,536	96,037	89,589
Other expense (income), net	(3,798)	1,789	(12,726)	3,541

Total interest/other expense, net	15,495	24,325	83,311	93,130

Earnings before provision for income taxes and discontinued operations	215,627	232,156	946,019	912,367
Provision for income taxes	46,045	57,024	251,261	242,617

Earnings from continuing operations	169,582	175,132	694,758	669,750
Earnings (loss) from discontinued operations, net of tax	(48,855)	10,232	(103,927)	(8,670)

Net earnings	$120,727	$185,364	$590,831	$661,080

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.91	$0.89	$3.69	$3.33
Earnings (loss) from discontinued operations	(0.26)	0.05	(0.55)	(0.04)
Net earnings	0.65	0.95	3.13	3.28

Weighted average shares outstanding	185,965	195,932	188,481	201,330

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.91	$0.89	$3.67	$3.30
Earnings (loss) from discontinued operations	(0.26)	0.05	(0.55)	(0.04)
Net earnings	0.65	0.94	3.12	3.26

Weighted average shares outstanding	186,207	197,286	189,269	202,918

Dividends paid per common share	$0.25	$0.20	$0.90	$0.77

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended December 31		Twelve Months Ended December 31
	2008	2007	2008	2007
Weighted average shares outstanding — Basic	185,965	195,932	188,481	201,330
Dilutive effect of assumed exercise of employee stock options	242	1,354	788	1,588

Weighted average shares outstanding — Diluted	186,207	197,286	189,269	202,918

Anti-dilutive shares excluded from diluted EPS computation	6,722	1,635	5,103	3,241

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2007					2008
	Q1	Q2	Q3	Q4	FY 2007	Q1	Q2	Q3	Q4	FY 2008

REVENUE
Industrial Products
Material Handling	$293,466	$299,588	$276,236	$275,963	$1,145,253	$287,208	$306,988	$286,568	$256,105	$1,136,869
Mobile Equipment	307,758	315,394	315,920	323,912	1,262,984	329,723	342,228	343,261	308,210	1,323,422
Eliminations	(219)	(220)	(203)	(335)	(977)	(157)	(210)	(218)	(201)	(786)

	601,005	614,762	591,953	599,540	2,407,260	616,774	649,006	629,611	564,114	2,459,505

Engineered Systems
Product Identification	206,625	224,353	227,617	253,985	912,580	231,526	249,250	234,868	208,825	924,469
Engineered Products	260,002	284,457	311,337	283,682	1,139,478	267,696	289,479	289,778	238,928	1,085,881

	466,627	508,810	538,954	537,667	2,052,058	499,222	538,729	524,646	447,753	2,010,350

Fluid Management
Energy	189,367	188,690	197,759	199,208	775,024	213,003	236,461	249,656	236,294	935,414
Fluid Solutions	169,669	174,579	176,756	186,109	707,113	188,328	210,207	202,054	178,223	778,812
Eliminations	(40)	(24)	(12)	(53)	(129)	(32)	(38)	(28)	(82)	(180)

	358,996	363,245	374,503	385,264	1,482,008	401,299	446,630	451,682	414,435	1,714,046

Electronic Technologies	321,173	340,717	363,002	365,211	1,390,103	351,757	379,958	362,446	301,970	1,396,131

Intra-segment eliminations	(3,368)	(3,391)	(3,306)	(4,094)	(14,159)	(3,566)	(3,345)	(2,609)	(1,624)	(11,144)

Total consolidated revenue	$1,744,433	$1,824,143	$1,865,106	$1,883,588	$7,317,270	$1,865,486	$2,010,978	$1,965,776	$1,726,648	$7,568,888

NET EARNINGS
Segment Earnings:
Industrial Products	$74,521	$88,796	$77,418	$71,751	$312,486	$78,838	$87,925	$74,690	$58,287	$299,740
Engineered Systems	51,657	77,828	84,223	78,019	291,727	62,996	80,045	82,032	53,480	278,553
Fluid Management	73,842	73,283	79,184	78,267	304,576	85,139	97,878	102,232	100,068	385,317
Electronic Technologies	36,949	45,354	50,801	47,233	180,337	36,234	51,029	53,826	52,552	193,641

Total Segments	236,969	285,261	291,626	275,270	1,089,126	263,207	316,877	312,780	264,387	1,157,251
Corporate expense / other	(22,392)	(23,107)	(21,093)	(20,578)	(87,170)	(29,969)	(24,975)	(30,785)	(29,467)	(115,196)
Net interest expense	(21,901)	(22,684)	(22,468)	(22,536)	(89,589)	(23,431)	(27,388)	(25,924)	(19,293)	(96,036)

Earnings from continuing operations before provision for income taxes	192,676	239,470	248,065	232,156	912,367	209,807	264,514	256,071	215,627	946,019
Provision for income taxes	54,856	64,799	65,938	57,024	242,617	61,876	77,604	65,736	46,045	251,261

Earnings from continuing operations	137,820	174,671	182,127	175,132	669,750	147,931	186,910	190,335	169,582	694,758
Earnings (loss) from discontinued operations, net	(8,889)	(2,476)	(7,537)	10,232	(8,670)	(753)	(51,634)	(2,685)	(48,855)	(103,927)

Net earnings	$128,931	$172,195	$174,590	$185,364	$661,080	$147,178	$135,276	$187,650	$120,727	$590,831

SEGMENT OPERATING MARGIN
Industrial Products	12.4%	14.4%	13.1%	12.0%	13.0%	12.8%	13.5%	11.9%	10.3%	12.2%
Engineered Systems	11.1%	15.3%	15.6%	14.5%	14.2%	12.6%	14.9%	15.6%	11.9%	13.9%
Fluid Management	20.6%	20.2%	21.1%	20.3%	20.6%	21.2%	21.9%	22.6%	24.1%	22.5%
Electronic Technologies	11.5%	13.3%	14.0%	12.9%	13.0%	10.3%	13.4%	14.9%	17.4%	13.9%

Total Segment	13.6%	15.6%	15.6%	14.6%	14.9%	14.1%	15.8%	15.9%	15.3%	15.3%

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2007					2008
	Q1	Q2	Q3	Q4	FY 2007	Q1	Q2	Q3	Q4	FY 2008

BOOKINGS
Industrial Products
Material Handling	$304,050	$286,875	$272,405	$278,625	$1,141,955	$296,278	$313,199	$292,436	$207,115	$1,109,028
Mobile Equipment	374,845	353,122	298,016	338,357	1,364,340	360,324	318,059	295,240	204,257	1,177,880
Eliminations	(438)	(445)	(324)	(349)	(1,556)	(296)	(385)	(193)	(260)	(1,134)

	678,457	639,552	570,097	616,633	2,504,739	656,306	630,873	587,483	411,112	2,285,774

Engineered Systems
Product Identification	215,596	219,111	231,166	253,343	919,216	239,547	250,538	233,196	197,431	920,712
Engineered Products	299,270	317,006	272,229	228,133	1,116,638	284,257	279,673	260,227	219,716	1,043,873

	514,866	536,117	503,395	481,476	2,035,854	523,804	530,211	493,423	417,147	1,964,585

Fluid Management
Energy	200,010	187,502	194,733	202,820	785,065	233,662	252,535	268,390	209,930	964,517
Fluid Solutions	171,944	180,964	177,021	186,715	716,644	197,289	217,466	195,253	161,351	771,359
Eliminations	(15)	(16)	(12)	(67)	(110)	(24)	(32)	(31)	(91)	(178)

	371,939	368,450	371,742	389,468	1,501,599	430,927	469,969	463,612	371,190	1,735,698

Electronic Technologies	311,840	354,858	381,804	330,049	1,378,551	360,337	384,790	363,535	233,720	1,342,382

Intra-segment eliminations	(3,019)	(4,330)	(4,453)	(2,837)	(14,639)	(2,992)	(3,490)	(1,755)	(1,182)	(9,419)

Total consolidated bookings	$1,874,083	$1,894,647	$1,822,585	$1,814,789	$7,406,104	$1,968,382	$2,012,353	$1,906,298	$1,431,987	$7,319,020

BACKLOG
Industrial Products
Material Handling	$252,474	$240,977	$237,468	$213,653		$228,082	$235,284	$240,009	$188,591
Mobile Equipment	501,591	541,683	529,423	543,776		575,070	549,430	498,908	387,329
Eliminations	(207)	(236)	(275)	(195)		(171)	(186)	(161)	(220)

	753,858	782,424	766,616	757,234		802,981	784,528	738,756	575,700

Engineered Systems
Product Identification	66,875	62,216	68,682	68,938		79,956	82,196	76,247	61,195
Engineered Products	281,120	321,530	282,728	227,523		244,981	235,513	205,127	183,821

	347,995	383,746	351,410	296,461		324,937	317,709	281,374	245,016

Fluid Management
Energy	88,392	89,044	87,105	88,245		106,540	119,033	133,713	95,532
Fluid Solutions	65,683	72,028	73,007	73,713		85,130	91,870	82,998	64,471
Eliminations	(8)	—	—	(14)		(6)	—	(3)	(12)

	154,067	161,072	160,112	161,944		191,664	210,903	216,708	159,991

Electronic Technologies	229,010	243,996	266,474	232,704		246,711	251,403	248,725	175,317

Intra-segment eliminations	(1,193)	(2,110)	(3,224)	(1,913)		(2,038)	(1,424)	(540)	(61)

Total consolidated backlog	$1,483,737	$1,569,128	$1,541,388	$1,446,430		$1,564,255	$1,563,119	$1,485,023	$1,155,963

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$6,741	$6,697	$7,213	$7,179	$27,830	$9,215	$8,070	$7,805	$7,193	$32,283
Engineered Systems	11,607	5,459	5,755	6,441	29,262	6,109	6,116	6,103	6,066	24,394
Fluid Management	3,800	3,812	3,796	4,161	15,569	3,914	5,607	5,422	4,607	19,550
Electronic Technologies	8,756	10,319	9,957	9,264	38,296	8,902	9,416	9,304	8,859	36,481

	$30,904	$26,287	$26,721	$27,045	$110,957	$28,140	$29,209	$28,634	$26,725	$112,708

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.
QUARTERLY EARNINGS PER SHARE

	2007					2008
	Q1	Q2	Q3	Q4	FY 2007	Q1	Q2	Q3	Q4	FY 2008

Basic earnings (loss) per common share:
Continuing operations	$0.67	$0.85	$0.91	$0.89	$3.33	$0.77	$0.99	$1.02	$0.91	$3.69
Discontinued operations	(0.04)	(0.01)	(0.04)	0.05	(0.04)	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)
Net earnings	0.63	0.84	0.87	0.95	3.28	0.76	0.72	1.01	0.65	3.13

Diluted earnings (loss) per common share:
Continuing operations	$0.67	$0.85	$0.90	$0.89	$3.30	$0.77	$0.98	$1.01	$0.91	$3.67
Discontinued operations	(0.04)	(0.01)	(0.04)	0.04	(0.04)	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)
Net earnings	0.63	0.84	0.86	0.94	3.26	0.76	0.71	1.00	0.65	3.12

DOVER CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENT OF CASH FLOWS
(unaudited) (in thousands)
BALANCE SHEET

	At December 31, 2008	At December 31, 2007
Assets:
Cash and cash equivalents	$547,409	$606,105
Short-term investments	279,460	—
Receivables, net of allowances	1,013,174	1,104,090
Inventories, net	636,121	673,944
Deferred tax and other current assets	138,022	161,855
Property, plant and equipment, net	872,134	892,237
Goodwill	3,255,566	3,259,729
Intangible assets, net	952,409	1,051,650
Other assets	103,903	167,403
Assets of discontinued operations	69,106	152,757

	$7,867,304	$8,069,770

Liabilities and Stockholders’ Equity
Notes payable and current maturities of long-term debt	$224,944	$638,649
Payables and accrued expenses	993,565	1,013,097
Taxes payable and other deferrals	916,077	964,313
Long-term debt	1,860,729	1,452,003
Liabilities of discontinued operations	79,123	55,535
Stockholders’ equity	3,792,866	3,946,173

	$7,867,304	$8,069,770

CASH FLOWS

	Twelve Months Ended December 31,
	2008	2007
Operating activities:
Net earnings	$590,831	$661,080
Loss from discontinued operations, net of tax	103,927	8,670
Depreciation and amortization	261,154	243,776
Stock-based compensation	25,246	26,292
Contributions to defined benefit plans	(55,361)	(22,537)
Net change in assets and liabilities	84,619	10,412

Net cash provided by operating activities of continuing operations	1,010,416	927,693

Investing activities:
Purchase of short-term investments	(279,460)	—
Proceeds from the sale of property and equipment	13,248	24,195
Additions to property, plant and equipment	(175,795)	(173,653)
Proceeds from sale of businesses	92,774	90,966
Acquisitions (net of cash and cash equivalents acquired)	(103,761)	(273,610)

Net cash used in investing activities of continuing operations	(452,994)	(332,102)

Financing activities:
Increase (decrease) in debt, net	(4,995)	317,609
Purchase of treasury stock	(466,736)	(596,009)
Proceeds from exercise of stock options, including tax benefits	79,898	87,117
Dividends to stockholders	(169,071)	(154,390)

Net cash used in financing activities of continuing operations	(560,904)	(345,673)

Effect of exchange rate changes on cash	(45,817)	34,175

Net cash used in discontinued operations	(9,397)	(50,709)

Net increase (decrease) in cash and cash equivalents	(58,696)	233,384
Cash and cash equivalents at beginning of period	606,105	372,721

Cash and cash equivalents at end of period	$547,409	$606,105